UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

May 16, 2013

Date of Report (Date of earliest event reported)

KapStone Paper and Packaging Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-33494	20-2699372
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1101 Skokie Boulevard, Suite 300 Northbrook, Illinois	60062
(Address of principal executive offices)	(Zip Code)

(847) 239-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(a)                                         On May 16, 2013, KapStone Paper and Packaging Corporation (the “Company”) announced that the Board of Directors has elected David G. Gabriel as a Class A director with a term expiring in May 2016.  Mr. Gabriel will receive the standard compensation received by non-employee directors.  The compensation arrangements are disclosed in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 1, 2013 (the “2013 Proxy”).

(b)                                     At its regular meeting on March 7, 2013, our Board of Directors approved the Amended and Restated 2008 Performance Incentive Plan, subject to approval of the stockholders at the annual meeting of stockholders held on May 16, 2013 (the “Annual Meeting”).  As noted below, our stockholders approved the amended plan at the Annual Meeting.  The plan was filed as Annex A to the 2013 Proxy. A detailed description of the amendment to the plan, which description is incorporated herein by reference, is set forth in the 2013 Proxy.

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On May 16, 2013, the Company held its Annual Meeting of Stockholders, at which the following proposals were voted upon and approved.

(a)                                     Proposal to Elect Three Directors Nominated by the Board of Directors.

The holders of the common stock of the Company elected each of the following directors to serve a term of three years, ending the earlier of (i) our 2016 Annual Meeting and the date a qualified successor has been elected, or (ii) death, resignation or retirement.  The directors were elected by the following count:

Directors	For	Withheld	Broker Non-Votes
Brian R. Gamache	42,488,397	363,222	2,229,614
S. Jay Stewart	40,878,492	1,973,127	2,229,614
David P. Storch	40,617,702	2,233,917	2,229,614

(b)                                     Proposal to Ratify Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for 2013.

The holders of the Company’s common stock ratified the appointment of Ernst & Young as the Company’s independent registered public accounting firm for 2013 by the following count:

For	Against	Abstain	Broker Non-Votes
44,809,471	209,997	61,765	0

(c)                                              Advisory Vote to Approve the Compensation of Our Named Executive Officers.

The holders of the Company’s common stock supported the non-binding resolution to approve the compensation of the Company’s named executive officers by the following count:

For	Against	Abstain	Broker Non-Votes
40,991,925	1,797,459	62,233	2,229,616

(d)                                             Proposal to Approve the Company’s Amended and Restated 2008 Performance Incentive Plan

The holders of the Company’s common stock approved the Company’s Amended and Restated 2008 Performance Incentive Plan by the following count.

For	Against	Abstain	Broker Non-Votes
41,759,785	850,395	241,439	2,229,614

Item 9.01                                           Financial Statement and Exhibits

10.1                        Amended and Restated 2008 Performance Incentive Plan*

99.1                        Press Release dated May 16, 2013

*Incorporated by reference to Annex A to the Definitive Proxy Statement filed April 1, 2013.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2013

KAPSTONE PAPER AND PACKAGING CORPORATION

By:	/s/ Timothy P. Davisson
Name:	Timothy P. Davisson
Title:	Vice President, Secretary and General Counsel